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                                                                   EXHIBIT 10.31


    THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND
      MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS SO REGISTERED OR AN
           EXEMPTION FROM REGISTRATION UNDER SAID ACT IS AVAILABLE.



                           OBJECT POWER, INCORPORATED

                   Five-Year 6% Convertible Subordinated Note
                   ------------------------------------------


$250,000.00                                             Cambridge, Massachusetts
                                                                     May 3, 1995

     Object Power, Incorporated, a Delaware corporation (the "Company"), for value received, hereby promises to pay to J&S Limited Partnership, or registered assigns, the principal sum of Two Hundred Fifty Thousand Dollars ($250,000.00) on April 30, 2000, together with interest (computed on the basis of a 360-day year) from the date hereof on the unpaid balance of such principal amount from time to time outstanding at the rate of six percent (6%) per annum.

1.   Subordination
     -------------

     (a) Subordination to Senior Indebtedness.  The indebtedness evidenced by
         ------------------------------------
this Note, and the payment of the principal hereof, and any interest hereon, is wholly subordinated, junior and subject in right of payment, to the extent and in the manner hereinafter provided, to the prior payment of all Senior Indebtedness of the Company now outstanding or hereinafter incurred. "Senior Indebtedness" means the principal of, and premium, if any, and interest on all indebtedness of the Company, to banks, trust companies, insurance companies and other financial institutions, including commercial paper and accounts receivable sold or assigned by the Company to such institutions, any and all deferrals, renewals, extensions and refundings of any such indebtedness or obligations, and any other indebtedness of the Company which the Company and the holder of this Note may hereafter from time to time expressly and specifically agree in writing shall constitute Senior Indebtedness.

     (b) No Payment if Default in Senior Indebtedness.  No payment on account of
         --------------------------------------------
principal of or interest on this Note shall be made, and this Note shall not be redeemed or purchased directly or indirectly by the Company (or any of its subsidiaries), if at the time of such payment or purchase or immediately after giving effect thereto, (i) there shall exist a default in any payment with respect to any Senior Indebtedness or (ii) there shall have occurred an event of default (other than a default in the payment of amounts due thereon) with respect any Senior Indebtedness, as defined in the instrument under which the same is outstanding, permitting the holders thereof to accelerate the maturity thereof, and such event of default shall not have been cured or waived or shall not have ceased to exist.

     (c) Payment upon Dissolution, Etc.  Upon payment or distribution of assets
         -----------------------------
of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or total or partial liquidation or reorganization of the Company, whether voluntary or
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involuntary, in bankruptcy, insolvency, receivership or other proceedings, all principal and interest due upon any Senior Indebtedness shall first be paid in full, or payment thereof in full duly provided for, before the holder of this Note shall be entitled to receive or, if received, to retain any payment or distribution on account of this Note; and upon any such dissolution or winding-up or liquidation or reorganization, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the holder of this Note would be entitled except for the provisions of this Section 1 shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, or by the holder of this Note who shall have received such payment or distribution, directly to the holders of the Senior Indebtedness (pro rata to
                                                                     --- ----
each such holder on the basis of the respective amounts of such Senior Indebtedness held by such holder) or their representatives to the extent necessary to pay all such Senior Indebtedness in full after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness, before any payment or distribution is made to the holder of this Note. In the event of any such dissolution, winding-up, liquidation or reorganization of the Company, the holder of this Note shall be entitled to be paid one hundred percent (100%) of the principal amount thereof and accrued interest thereon before any distribution of assets shall be made among the holders of any class of shares of the capital stock of the Company in their capacities as holders of such shares.

     For purposes of this paragraph (c), the words "assets" and "cash, property or securities" shall not be deemed to include shares of Common Stock of the Company as reorganized or readjusted, or securities of the Company or any other person provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Section 1 with respect to this Note to the payment of all Senior Indebtedness which may at the time be outstanding; provided that (i) the Senior Indebtedness is assumed by the
                     --------
new person, if any, resulting from any such reorganization or readjustment, and
(ii) the rights of the holders of Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment.

     (d) Subrogation.  Subject to payment in full of all Senior Indebtedness,
         -----------
the holder of this Note shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of the assets of the Company made on such Senior Indebtedness until all principal and interest on the Senior Indebtedness shall be paid in full; and for purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of any cash, property or securities to which the holder of this Note would be entitled except for the subordination provisions of this Section 1 shall, as between the holder of this Note and the Company and/or its creditors other than the holders of the Senior Indebtedness, be deemed to be a payment on account of the Senior Indebtedness.

     (e) Rights of Holder Unimpaired.  The provisions of this Section 1 are, and
         ---------------------------
are intended, solely for the purposes of defining the relative rights of the holder of this Note (solely in its capacity as holder of this Note) and the holders of Senior Indebtedness and nothing in this Section 1 shall impair, as between the Company and the holder of this Note, the obligation of the Company, which is unconditional and absolute, to pay to the holder of this Note the principal thereof and interest thereon, in accordance with the terms hereof, nor shall anything herein prevent the holder of this Note from exercising all remedies otherwise permitted by applicable law or hereunder upon default, subject to the rights set forth above of holders of Senior Indebtedness to receive cash, property, or securities otherwise payable or deliverable to the holder of this Note. Furthermore, no provision hereof shall prevent the holder of this Note from exercising any rights it may have against the

                                       2
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Company or against any holder of Senior Indebtedness in any capacity other than as holder of this Note.

     (f) Holders of Senior Indebtedness.  These provisions regarding
         ------------------------------
subordination will constitute a continuing offer to all persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness; such provisions are made for the benefit of the holders of Senior Indebtedness, and such holders are hereby made obligees under such provisions to the same extent as if they were named therein, and they or any of them may proceed to enforce such subordination. The holder of this Note shall execute and deliver to any holder of Senior Indebtedness (i) any such instrument as such holder of Senior Indebtedness may request in order to confirm the subordination of this Note to such Senior Indebtedness upon the terms set forth in this Note, and (ii) any powers of attorney specifically confirming the rights of holders of Senior Indebtedness to enforce such subordination and all such proofs of claim, assignments of claim and other instruments as may be requested by the holders of Senior Indebtedness or their representatives to enforce all claims upon or in respect of this Note.

     (g) Payments on Subordinated Note.  Subject to paragraph (c), the Company
         -----------------------------
may make payments of the principal of, and any interest or premium on, this Note, if at the time of payment, and immediately after giving effect thereto,
(i) there exists no default in any payment with respect to any Senior Indebtedness and (ii) there shall not have occurred an event of default (other than a default in the payment of amounts due thereon) with respect to any Senior Indebtedness, as defined in the instrument under which the same is outstanding, permitting the holders thereof to accelerate the maturity thereof, other than an event of default which shall have been cured or waived or shall have ceased to exist.

2.   Optional Conversion
     -------------------

     (a) Conversion.  The holder of this Note has the right, at its option, at
         ----------
any time prior to the close of business on April 14, 2000, to convert the outstanding principal amount of this Note into fully paid and non-assessable shares of Common Stock of the Company ("Common Stock"), at the rate of one share of Common Stock for each $0.44 of the principal amount hereof surrendered for conversion, subject to adjustment as set forth herein.

     (b)  Exercise of Conversion Privilege.
          --------------------------------

          (i) In order to exercise the conversion privilege, the holder of this Note shall surrender this Note to the Company during usual business hours at the Company's principal executive office, accompanied by written notice in form satisfactory to the Company that the holder elects to convert the principal amount of this Note or a portion hereof specified in such notice. Such notice shall also state the name or names (with address) in which the certificate or certificates for shares of Common Stock which shall be issuable on such conversion shall be issued. The Note surrendered for conversion shall, unless the shares issuable on conversion are to be issued in the same name as the name in which the Note is then registered, be duly endorsed by, or accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the holder or his duly authorized attorney.

          (ii) As promptly as practicable after the surrender of this Note for conversion and the receipt of the notice, as required above, the Company shall deliver or cause to be delivered at its

                                       3
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principal executive office to the holder, or on the holder's written order, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of this Note, or portion hereof, in accordance with the provisions hereof. Such conversion shall be deemed to have been made out the time this Note shall have been surrendered for conversion and the notice required above shall have been received by the Company at its principal executive office (the "Conversion Date"), and the holder in whose name any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become on the Conversion Date the holder of record of the shares represented thereby. If less than the entire outstanding principal amount of this Note is being converted, a new Note shall promptly be delivered to the holder for the unconverted principal balance and shall be of like tenor as to all terms as the Note surrendered.

     (c)  Adjustment of Conversion Rate.
          -----------------------------

          (i)  In case the Company shall:

               (A) declare a stock dividend on its Common Stock,

               (B) subdivide outstanding Common Stock into a larger number of shares of Common Stock by reclassification or otherwise,

               (C) combine outstanding Common Stock into a smaller number of shares of Common Stock by reclassification or otherwise, or

               (D) cancel its class of Common Stock and convert all of the outstanding shares of Common Stock into another class of securities of the Company,

the number of shares of Common Stock issuable upon conversion of this Note immediately prior to any such event shall be adjusted proportionately so that thereafter the holder of this Note shall be entitled to receive upon conversion of this Note the securities which such holder would have owned after the happening of any of the events described above had this Note been converted immediately prior to the happening of such event, provided that the conversion price shall in no event be reduced to less than the par value of the shares issuable upon conversion. An adjustment made pursuant to this paragraph shall become effective immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision or combination.

          (ii) If, prior to maturity of this Note, the Company shall at any time consolidate or merge with another corporation (other than a merger or consolidation in which the Company is the surviving corporation), the registered holder hereof will thereafter be entitled to receive, upon the conversion hereof, the securities or property to which a holder of the number of shares of Common Stock then deliverable upon the conversion hereof would have been entitled upon such consolidation or merger, and the Company shall take such steps in connection with such consolidation or merger as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or property thereafter deliverable upon the conversion of this Note.

     (d) Notice.  In case the Company proposes to take any action referred to in
         ------
paragraph (c) above, or to effect the liquidation, dissolution or winding up of the Company, then the Company

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shall cause notice thereof to be mailed to the registered holder of this Note, at such holder's address appearing in the Note Register (as defined below), at least twenty (20) days prior to the date on which the transfer books of the Company shall close or a record be taken for such stock dividend or the date when such reclassification, liquidation, dissolution or winding up shall be effective, as the case may be.

     (e) Statement of Adjustment.  Whenever the conversion rate shall be
         -----------------------
adjusted as provided above, the Company shall forthwith deliver to the holder of this Note, at said holder's address appearing in the Note Register, a statement, signed by the Chairman of the Board, the President, any Vice President, the Treasurer or Secretary of the Company, showing in reasonable detail the facts requiring such adjustment and the conversion rate that will be effective after such adjustment. Where appropriate, such notice may be given in advance and may be included as part of a notice required to be mailed under the provisions of paragraph (d) hereof.

     (f) Fractional Shares.  No fractional shares of Common Stock shall be
         -----------------
issuable upon conversion of this Note, but an adjustment in cash will be made in respect of any fraction of a share which would otherwise be issuable upon the surrender of this Note, or portion hereof, for conversion.

     (g) Accrued Interest.  Upon the conversion of this Note, the Company shall
         ----------------
not be required to pay any accrued but unpaid interest on the amount so converted up to the Conversion Date.

     (h) Termination.  The conversion privilege of this Note will become wholly
         -----------
void and of no effect and the rights evidenced hereby will terminate unless exercised in accordance with the terms and provisions hereof prior to the payment in full of the unpaid principal balance of, and all accrued interest on, this Note.

     (i)  Securities Act of 1933.  Upon conversion of this Note, the registered
          ----------------------
holder may be required to execute and deliver to the Company an instrument, in form satisfactory to the Company, representing that the shares issuable upon conversion hereof are being acquired for investment and not with a view to distribution within the meaning of the Securities Act of 1933, as amended.

3.    Redemption
      ----------

     (a) Subject to the subordination provisions of Section 1, this Note may, at the option of the Company, be called for redemption, in whole or in part at any time after January 1, 1996, at one hundred percent (100%) of the principal amount so redeemed, plus accrued and unpaid interest on such redeemed principal amount to the date fixed for redemption. The Company shall give at least thirty
(30) days prior written notice of redemption to the registered holder at its address as shown in the Note Register (as defined below), and the notice of redemption shall specify the date and place designated for redemption.

     (b) On or after the redemption date fixed in the notice of redemption, no further interest shall accrue on the principal amount so redeemed, and this Note (to the extent so redeemed) shall cease to be convertible as set forth in
Section 2. Payment of the redemption price shall be made to the registered holder of this Note upon presentation and surrender of this Note accompanied by a duly executed instrument of transfer in blank, at the principal executive office of the Company. In the

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event of a partial redemption, this Note shall be presented to the Company for endorsement of the amount of payment and date paid as a condition precedent to such payment.

4.    No Prepayment of Principal
      --------------------------

     Except as otherwise provided in Section 3, the principal indebtedness represented by this Note may not be prepaid in whole or in part, without the prior written consent of the holder of this Note.

5.   Default
     -------

     The entire unpaid principal of this Note and the interest then accrued on this Note shall become and be immediately due and payable upon written demand of the holder of this Note, without any other notice or demand of any kind or any presentment or protest, if any one of the following events (an "Event of Default") shall occur and be continuing at the time of such demand, whether voluntarily or involuntarily, or, without limitation, occurring or brought about by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any governmental body:

     (a) If default shall be made in the payment of any installment of principal or interest on this Note, and such default shall remain unremedied for ten (10) days; or

     (b) If the Company (i) makes a general assignment for the benefit of creditors, (ii) applies for, consents to, acquiesces in, files a petition or an answer seeking, or admits (by answer, default or otherwise) the material allegations of a petition filed against it seeking the appointment of a trustee, receiver, liquidator or assignee in bankruptcy or insolvency of itself or of all or a substantial portion of its assets, or a reorganization, arrangement with creditors or other remedy, relief or adjudication available to or against a bankrupt, insolvent or debtor under any bankruptcy or insolvency law or any law relating to relief of debtors, or (iii) admits in writing its inability to pay its debts generally as they become due; or

     (c) If a decree, order or judgment shall have been entered adjudging the Company a bankrupt or insolvent, or appointing a receiver, liquidator, trustee or assignee in bankruptcy or insolvency for it or for all or a substantial portion of its assets, or approving a petition seeking a reorganization, arrangement, or the winding-up or liquidation of its affairs on the grounds of insolvency or nonpayment of debts, and such decree, order or judgment shall remain undischarged and unstayed for a period of sixty (60) days; or if any substantial part of the property of the Company is sequestered or attached and shall not be returned to the possession of the Company or such subsidiary or released from such attachment within sixty (60) days.

6.   Note Register
     -------------

     (a) The Company shall keep at its principal executive office a register (herein sometimes referred to as the "Note Register"), in which, subject to such reasonable regulations as it may prescribe, but at its expense (other than transfer taxes, if any), the Company shall provide for the registration and transfer of this Note.

     (b) Whenever this Note shall be surrendered at the principal executive office of the Company

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

for transfer or exchange, accompanied by a written instrument of transfer in form reasonably satisfactory to the Company duly executed by the holder hereof or his attorney duly authorized in writing, the Company shall execute and deliver in exchange therefor a new Note or Notes, as may be requested by such holder, in the same aggregate unpaid principal amount and payable on the same date as the principal amount of the Note or Notes so surrendered; each such new Note shall be dated as of the date to which interest has been paid on the unpaid principal amount of the Note or Notes so surrendered and shall be in such principal amount and registered in such name or names as such holder may designate in writing.

     (c) Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note and of indemnity reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Note (in case of mutilation) the Company will make and deliver in lieu of this Note a new Note of like tenor and unpaid principal amount and dated as of the date to which interest has been paid on the unpaid principal amount of this
Note in lieu of which such new Note is made and delivered.

7.   General
     -------

     (a) Successors and Assigns.  This Note, and the obligations and rights of
         ----------------------
the Company hereunder, shall be binding upon and inure to the benefit of the Company, the holder of this Note, and their respective heirs, successors and assigns.

     (b) Recourse.  Recourse under this Note shall be to the general unsecured
         --------
assets of the Company only and in no event to the officers, directors or stockholders of the Company.

     (c) Changes.  Changes in or additions to this Note may be made or
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compliance with any term, covenant, agreement, condition or provision set forth herein may be omitted or waived (either generally or in a particular instance and either retroactively or prospectively), only upon written consent of the Company and the holder of this Note.

     (d) Currency.  All payments shall be made in such coin or currency of the
         --------
United States of America as at the time of payment shall be legal tender therein for the payment of public and private debts.

     (e) Notices.  All notices, requests, consents and demands shall be made in
         -------
writing and shall be mailed postage prepaid, or delivered by hand, to the Company or to the holder hereof at their respective addresses set forth below or to such other address as may be furnished in writing to the other party hereto:

          If to the holder:

               Controller Corp., Inc., General Partner
               J&S Limited Partnership
               219 Vassar Street
               Cambridge, Massachusetts 02139

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

          If to the Company:

               Object Power, Incorporated
               219 Vassar Street
               Cambridge, Massachusetts  02139

     (f) Saturdays, Sundays, Holidays.  If any date that may at any time be
         ----------------------------
specified in this Note as a date for the making of any payment of principal or interest under this Note shall fall on Saturday, Sunday or on a day which in the City of Boston shall be a legal holiday, then the date for the making of that payment shall be the next subsequent day which is not a Saturday, Sunday or legal holiday.

     (g) Costs of Collection.  In the event of any default under this Note, the
         -------------------
Company shall pay any costs of collection incurred by the holder (including reasonable attorneys' fees).

     (h) Governing Law.  This Note shall be construed and enforced in accordance
         -------------
with, and the rights of the parties shall be governed by the laws of the Commonwealth of Massachusetts.

IN WITNESS WHEREOF, this Note has been executed and delivered as a sealed instrument on the date first above written by the duly authorized President of the Company.


                         OBJECT POWER, INCORPORATED



                         By: /s/ JOHN J. DONOVAN
                             ------------------------
                             President


(Corporate Seal)



ATTEST: /s/ WILLIAM E. KELLY
        ------------------------
       Secretary

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